                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 7, 1999



                      AMERICAN RISK MANAGEMENT GROUP, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                     000-22653                    65-0353816
   --------------                -----------               ------------------
   State or other                (Commission                 (IRS Employer
   jurisdiction of               File Number)              Identification No.)
   incorporation)



          1900 Corporate Boulevard Suite 400
              East Boca Raton, Florida                       33431
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code (561) 988-2544
                                                         -------------


                            Coventry Industries Corp.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1. Change in Control of Registrant.

     On September 7, 1999, pursuant to an Exchange Agreement dated September 29, 1998 (the Exchange Agreement") among Coventry Industries Corp., BSD Healthcare Industries, Inc. ("BSD"), Stephen Rosedale and Ronald Wilheim as shareholders of BSD, People First Staffing, LLC ("PF") and Stephen Rosedale and Ronald Wilheim as the members of PF (the "Members") the Company issued an aggregate of 5,000,000 shares of its common stock to a limited liability company controlled by Messrs. Rosedale and Wilheim as consideration of the acquisition of PF.

     Upon completion of the transaction, Mr. Rosedale became our Chairman of the Board of Directors and Mr. Wilheim our Chief Executive Officer and Vice Chairman. Robert Hausman is continuing as our President. Ralph Fain will serve as the president of PF. This management team will manage our combined operations.

     The Company also approved an amendment to its Articles of Incorporation that effective on September 7,1999 increased the number of authorized shares of preferred stock from 250,000 shares to 5,000,000 shares and the common stock from 3,125,000 shares to 50,000,000 shares common stock and to changed the name to American Risk Management Group, Inc.

     Five directors have been elected to serve until the next annual meeting of shareholders, of which four were appointed by PF pursuant to the Exchange Agreement. The following table sets forth as the names, ages and positions held with respect to our current directors and executive officers:

Name                           Age    Current Position                         New Position
----                           ---    ----------------                         ------------
Robert Hausman                 43     Chairman of the Board, President and     President and Chief Operating Officer
                                      Chief Executive Officer
Stephen Rosedale               55     Director nominee                         Chairman of the Board
Ronald Wilheim                 30     Director nominee                         Executive Vice President and Chief
                                                                               Executive Officer
Steve Wilder (1)(2)            51     Director                                 Director
Simon Groner (1)(2)            57     Director                                 Director and Secretary

(1)       Member of Compensation Committee
(2)       Member of the Audit Committee

Stephen Rosedale was elected a director in August 1999. Mr. Rosedale founded Communicare Health Services, Inc. in 1978 and since its inception, Mr. Rosedale has been Chairman of the Board of Directors and Chief Executive Officer. Communicare owns, operates and manages long term care facilities, home care and assisted living companies and communities and rehabilitation facilities.

Ronald Wilheim was elected a director in August 1999. Mr. Wilheim has been Corporate Counsel of CommuniCare since August 1995. Prior to that time, Mr. Wilheim attended law school at Benjamin Cardozo School of Law in New York.

Robert Hausman was elected President and a Director on June 1, 1997 following the acquisition of Federal. Mr. Hausman, who was elected Chairman of the Board in September 1997, also serves on the Board of Directors of each of our subsidiaries and is a member of the Audit Committee. Mr. Hausman devotes substantially all of his time and attention to our business. From October 1994 to October 1997, Mr. Hausman was President and Chief Executive Officer of Federal and since May 1995, Mr. Hausman has also been 25% shareholder of South Eastern Sound & Communications, Inc., a Boca Raton based sales, service and installation company of sound and communications systems.. From February 1982 until July 1994, Mr. Hausman was a 50% owner and Executive Vice President of Bedford Weaving Mills, a Bedford, Virginia based specialty textile mill. Bedford Weaving Mills was acquired by Mr. Hausman and his partner in February 1982 from Belding Hemingway, Inc.

Simon Groner was elected a director in April 1999. Mr. Groner has been engaged in the private practice of law in Cincinnati, Ohio since 1976, specializing in civil and criminal litigation, business law, as well as patent, trademark and copyright law. Mr. Groner also was an engineer for Sherwin-Williams Chemicals and Procter & Gamble before he started his law practice.

Steve Wilder was elected a director in August 1999. He has been Vice President, Treasurer and Chief Financial Officer of CommuniCare Health Services since 1993. From 1976 to 1993, he was with Arthur Young Company (now Ernst & Young), where he rose from entry level staff accountant to become an audit partner and leader of the health care group.

Significant Employee

Ralph Fain has been the President of PeopleFirst since December 1998. He has over 10 years experience in the PEO business. From 1996 to 1997, he was a regional vice president of Digital Solutions, Inc., a publicly-traded staffing and outsourcing company and from 1995 to 1996 he was president of Link Employer Services, a multi-location staffing company and PEO. From 1989 to 1994 he was president of The Laxus Group, a PEO.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     As of September 7, 1999 there were 6,149,751 shares of common stock issued and outstanding. The following table sets forth, as of the close of business on September 7, 1999 (a) the name, address and number of shares of each person known by American Risk to be the beneficial owner of more than 5% of our common stock and (b) the number of shares owned by each director, each director nominee and all officers and directors as a group, together with their respective percentage holdings of such shares after the exchange:

    Name of Beneficial Owner                        Number of Shares           Percent of Class
    ------------------------                        ----------------           ----------------
    Robert Hausman                                       213,498 (1)                  3.5%

    Steve Wilder                                               0                        0

    Simon Groner                                               0                        0

    Lester Gann                                           94,125                      1.5%

    Stephen Rosedale                                   3,034,600 (2)                 49.3%

    Ronald Wilheim                                     2,008,650 (2)                 32.7%

    Wirral Anstan Holdings, Ltd.                         900,000 (3)                 13.0%
    Hirzel Court
    Guernsey, GY1, 2NN
    Channel Islands

    All Officers and Directors as a Group
    (five persons)                                     5,350,873                     87.0%

    (1) Includes 2,498 shares of common stock owned by Barbara Hausman, his spouse, however, pursuant to Rule 16a-3 of the Securities Exchange Act of 1934, as amended, Mr. Hausman disclaims beneficial ownership of the shares held by his wife.

    (2) Shares owned by a limited liability company in which Messrs. Rosedale and Wilheim are the sole members.

    (3) Includes 800,000 shares that may be issued upon exercise of Warrants that are not currently exercisable.


Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.   None

(b)      Pro Forma Financial Information. None

         (c)      Exhibits.


3.14 Articles of Amendment to the Articles of Incorporation changing the name of the Corporation to American Risk Management Group Inc, and increasing the number shares of authorized common and preferred stock.

99       Press release dated September 7, 1999

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN RISK MANAGEMENT GROUP, INC.



Date:  September 17, 1999                By: /s/ Robert Hausman
                                             -------------------------------
                                             Robert Hausman, President

                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION
-------                    -----------


3.15 Articles of Amendment to the Articles of Incorporation changing the name of the Corporation to American Risk Management Group Inc, and increasing the number shares of authorized common and preferred stock.

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                            COVENTRY INDUSTRIES CORP.
                            -------------------------

     The undersigned, Robert L. Hausman, President of Coventry Industries Corp., a Florida corporation organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify:

     1. The name of the Corporation is Coventry Industries Corp.

     2. The following provisions of the Articles of Incorporation of the Corporation are amended in the following particulars:

     3. Article I is deleted and replaced with the following:

                                   "ARTICLE I
                                 CORPORATE NAME

The name of this Corporation shall be American Risk Management Group, Inc."

     4. Article IV is deleted and replaced with the following:

                                   "ARTICLE IV
                                  CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be fifty five million (55,000,000) shares which are to be divided into two classes as follows:

     55,000,000 shares of common stock with a par value of $.001 per share; and

     5,000,000 shares of preferred stock, with a par value of $.001 per share.

     Series of preferred stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting right, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given."

     5. The foregoing amendments were adopted by a majority of the shareholders by written consent dated July 30, 1999 and by the directors of the Corporation by unanimous written consent dated July 30, 1999, and the number of votes cast by the shareholders was sufficient for approval.

     IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment as of this 7th day of September, 1999.





                                               COVENTRY INDUSTRIES CORP.


                                               By: /s/ Robert Hausman
                                                  -----------------------------
                                               Robert Hausman, President

                    Coventry Industries Announces Closing of
                   PeopleFirst Transaction - Changes Name to
                      American Risk Management Group, Inc.

     BOCA RATON, FL--September 7th, 1999--Coventry Industries Corp. (OTC:BB:COVN) today announced that the previously announced transaction with PeopleFirst LLC was completed today. The Company's name will be changed as of the closing to "American Risk Management Group, Inc." in order to better reflect the future emphasis of the Company's business. In connection with the transaction, five directors have been elected to serve on the board of directors. Four of the directors, Stephen Rosedale, Ronald Wilheim, Steve Wilder and Simon Groner, were nominated by PeopleFirst. One director, Robert Hausman was nominated by the Company and will continue to serve on our board of directors and as the Company's President. Stephen Rosedale has been elected as Chairman of the Board.

     Robert Hausman, President of the Company commented after the closing, "After an extensive amount of time and effort, we have restructured the Company and laid the foundation to build a very solid and substantial administrative services organization sharply focused on becoming a world class provider of these services."

     Coventry has acquired PeopleFirst to function as an administrative services organization to provide small-to medium-sized businesses with comprehensive, fully integrated outsourcing solutions to human resource needs, including payroll management, workers' compensation risk management, benefits administration, unemployment services and human resource consulting services. PeopleFirst's services are designed to enable small and medium-sized businesses to cost-effectively manage and enhance the employment relationship by: (i) controlling the risks and costs associated with workers' compensation, workplace safety and employee-related litigation; (ii) providing employees with high quality health care coverage and related benefits; (iii) managing the increasingly complex legal and regulatory environment affecting employment; (iv) providing payroll and human resource administrative services that are reliable, accurate and delivered in a friendly and caring way; (v) outsourcing administrative noncore competency responsibilities and (vi) achieving scale advantages typically available to larger organizations. As of September 1, 1999, PeopleFirst serves over 6,000 employees at more than 80 worksites in 22 states, primarily in the healthcare industry. These employees work for several clients engaged in various aspects of the health care industry ranging from nursing homes to home health care operations.

     The Company's growth strategy is to be a preferred human resources partner in the healthcare and other areas by leveraging operational excellence, technology and strategic alliances to achieve market leadership. This strategy is based on the fact that the current Administrative Services and Professional Employment Organization industries are highly fragmented. According to the U. S. Small Business Administration, there are nearly six million businesses in the United States with fewer than 500 employees, employing over 52 million persons and with $1.2 trillion in aggregate annual payroll.

     The National Association of Professional Employer Organizations ("NAPEO") estimates that the PEO industry co-employs fewer than three million worksite employees, leaving approximately 49 million employees currently not served by the PEO industry. The Company believes that significant consolidation opportunities exist within the industry due to increasing industry regulatory complexity and capital requirements associated with developing larger service delivery infrastructures, more diversified services and more sophisticated management information systems.

     The Company is currently in negotiations to acquire a large voluntary benefits insurance agency. The Company is also seeking to acquire one or more entities to both underwrite and sell life and health insurance to individuals and companies. The Company will offer various insurance products to the employees through voluntary benefit or payroll deduction programs and hopes to develop a network of company-owned agencies and independent agents.

     American Risk Management Group, Inc., whose subsidiaries include companies involved in manufacturing, marketing and distribution, and human resource outsourcing services, is a growth oriented OTC Bulletin Board company.

     Certain of the statements contained in the press release may be deemed forward-looking statements in accordance with the Private Litigation Reform Act of 1996. Such statements and other matters addressed in the press release involve a number of risks and uncertainties. Among the factors that could cause actual plans to differ materially from these statements and other matters are the risks and factors detailed, from time to time, in the company's reports with the U.S. Securities and Exchange Commission.

Contact:

American Risk Management Group, Inc.
Robert L. Hausman, President, 561.988.2544